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                                                                    EXHIBIT 10.I


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

To the Board of Directors of
C.M. Life Insurance Company

We consent to the inclusion in Post-Effective Amendment No. 2 to the Registration Statement of C.M. Multi-Account A OFFITBANK segment on form N-4 (Registration No. 33-61643), of our report, which includes explanatory paragraphs relating to the use of statutory accounting practices, which practices are not considered to be in accordance with generally accepted accounting principles, dated February 7, 1997 on our audit of the financial statements of C.M. Life Insurance Company, and our report dated March 14, 1997 on our audit of the OFFITBANK segment of C.M. Multi-Account A. We also consent to the reference to our firm under the caption "Experts."



Coopers & Lybrand L.L.P.
April 25, 1997


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